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                                                                   EXHIBIT 10.24

                          REGISTRATION RIGHTS AGREEMENT

                  This REGISTRATION RIGHTS AGREEMENT is made and entered into as of April 24, 2002 (this "Agreement"), among Allos Therapeutics, Inc., a Delaware corporation (the "Company"), and Perseus-Soros BioPharmaceutical Fund, LP, a Delaware limited partnership ("Perseus-Soros"). Unless otherwise provided in this Agreement, capitalized terms used herein have the respective meanings given to them in Section 1.1 hereof. Capitalized terms used herein and not defined have the respective meanings given to them in the Securities Purchase Agreement.

                  WHEREAS, Perseus-Soros is purchasing shares of the Company's Common Stock (the "Shares"), par value $0.01 per share, pursuant to that certain Securities Purchase Agreement, dated the date hereof (the "Securities Purchase Agreement"), by and among the Company and Perseus-Soros; and

                  WHEREAS, the Company has agreed to grant certain registration rights with respect to the Registrable Securities as set forth in this Agreement.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  1.1 Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

                  "Agreement" means this Agreement as the same may be amended, supplemented or modified in accordance with the terms hereof.

                  "Approved Underwriter" has the meaning set forth in Section
5.2.

                  "Charter Documents" means the Certificate of Incorporation and the Bylaws of the Company.

                  "Closing Price" means, with respect to the Registrable Securities, as of the date of determination, (a) if the Registrable Securities are listed on a national securities exchange, the closing price per share of a Registrable Security on such date published in The Wall Street Journal (National Edition) or, if no such closing price on such date is published in The Wall Street Journal (National Edition), the average of the closing bid and asked prices on such date, as officially reported on the principal national securities exchange on which the Registrable Securities are then listed or admitted to trading; or (b) if the Registrable Securities are not then listed or admitted to trading on any national securities exchange but are designated as national market system securities by the NASD,


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                                                                               2


the last trading price per share of a Registrable Security on such date; or (c) if there shall have been no trading on such date or if the Registrable Securities are not designated as national market system securities by the NASD, the average of the reported closing bid and asked prices of the Registrable Securities on such date as shown by the Nasdaq Stock Market (or its successor) and reported by any member firm of The New York Stock Exchange, Inc. selected by the Company; or (d) if none of (a), (b) or (c) is applicable, a market price per share determined in good faith by the Board of Directors or, if such determination is not reasonably satisfactory to the Designated Holders for whom such determination is being made, by a nationally recognized investment banking firm selected by the Company and such Designated Holders, the expenses for which shall be borne equally by the Company and such Designated Holders. If trading is conducted on a continuous basis on any exchange, then the closing price shall be at 4:00 P.M. Eastern Standard Time.

                  "Common Stock Equivalents" means any security or obligation which is by its terms convertible, exchangeable or exercisable into or for shares of Common Stock, including, without limitation, any option, warrant or other subscription or purchase right with respect to Common Stock or any Common Stock Equivalent (including any securities of any Person exchangeable for Common Stock or any Common Stock Equivalent).

                  "Company" has the meaning set forth in the preamble to this Agreement.

                  "Company Underwriter" has the meaning set forth in Section
4.1.

                  "Designated Holder" means Perseus-Soros and any transferee of Perseus-Soros to whom Registrable Securities have been transferred in accordance with Section 9.5 of this Agreement, other than a transferee to whom Registrable Securities have been transferred pursuant to a Registration Statement under the Securities Act or Rule 144 under the Securities Act (or any successor rule thereto).

                  "Effectiveness Period" means the period commencing with the date of this Agreement and ending on the date that all Registrable Securities have ceased to be Registrable Securities.

                  "Holders' Counsel" has the meaning set forth in Section
6.1(a).

                  "Incidental Registration" has the meaning set forth in Section 4.1.

                  "Indemnified Party" has the meaning set forth in Section 7.3.

                  "Indemnifying Party" has the meaning set forth in Section 7.3.

                  "Inspector" has the meaning set forth in Section 6.1(h).

                  "Liability" has the meaning set forth in Section 7.1.


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                                                                               3


                  "Market Price" means, on any date of determination, the average of the daily Closing Price of the Registrable Securities for the immediately preceding thirty (30) days on which the national securities exchanges are open for trading.

                  "NASD" means the National Association of Securities Dealers, Inc.

                  "Perseus-Soros" has the meaning set forth in the preamble to this Agreement and shall also include any transferee thereof.

                  "Records" has the meaning set forth in Section 6.1(h).

                  "Registrable Securities" means (a) the Shares and (b) any shares of Common Stock issued (or issuable upon the conversion or exchange of any Common Stock Equivalent which is issued) by way of share dividend or share split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise and any shares of Common Stock issuable upon conversion, exercise or exchange thereof.

                  "Registration Expenses" has the meaning set forth in Section 6.4.

                  "Registration Statement" means a Registration Statement filed pursuant to the Securities Act.

                  "Shelf Registration Statement" has the meaning set forth in
Section 3.1.

                  "S-3 Initiating Holder" has the meaning set forth in Section 5.1.

                  "S-3 Registration" has the meaning set forth in Section 5.1.

                  "Valid Business Reason" has the meaning set forth in Section 5.3.

                                   ARTICLE II

                  GENERAL; SECURITIES SUBJECT TO THIS AGREEMENT

                  2.1 Grant of Rights. The Company hereby grants registration rights to the Designated Holders upon the terms and conditions set forth in this Agreement.

                  2.2 Registrable Securities. For the purposes of this Agreement, Registrable Securities will cease to be Registrable Securities, when
(i) a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act by the Commission and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (ii) such Registrable Securities are salable by the holder thereof pursuant to Rule 144(k), or (iii) such Registrable Securities are sold to the public pursuant to Rule 144.

                  2.3 Holders of Registrable Securities. A Person is deemed to be a holder of Registrable Securities whenever such Person owns of record Registrable


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Securities, or holds an option to purchase, or a security convertible into or exercisable or exchangeable for, Registrable Securities whether or not such acquisition or conversion has actually been effected. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities. Registrable Securities issuable upon exercise of an option or upon conversion of another security shall be deemed outstanding for the purposes of this Agreement.

                                   ARTICLE III

                          SHELF REGISTRATION STATEMENT

                  3.1 Shelf Registration Statement. Not later than fifteen (15) days after the date hereof, the Company shall file with the Commission a shelf registration statement pursuant to Rule 415 of the Securities Act (the "Shelf Registration Statement") on Form S-3 (or any successor form thereto), with respect to the resale, from time to time, of all of the Registrable Securities held by Designated Holders.

                  3.2 Effective Shelf Registration Statement. The Company shall use its reasonable best efforts to cause the Shelf Registration Statement to become effective as soon as practicable after the date hereof (but not later than seventy-five (75) days after the filing date of the Shelf Registration Statement), and shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective under the Securities Act, subject to the provisions of Section 6.3, for the lesser of (i) the period during which all Registrable Securities registered under the Shelf Registration Statement are sold and (ii) such time as the Company delivers an opinion of counsel that each Designated Holder may sell in the open market in a single transaction all Registrable Securities then held by each such Designated Holder pursuant to Rule 144(k) of the Securities Act (or any successor provision then in effect) without being subject to the volume limitations thereof.

                                   ARTICLE IV

                     INCIDENTAL OR "PIGGY-BACK" REGISTRATION

                  4.1 Request for Incidental Registration. At any time after the date hereof, if the Shelf Registration Statement is not effective and the Company proposes to file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account (other than a Registration Statement on Form S-4 or S-8 or any successor thereto) or for the account of any stockholder of the Company other than the Designated Holders, then the Company shall give written notice of such proposed filing to each of the Designated Holders as far in advance as practicable (but not less than ten
(10) Business Days) before the anticipated filing date, and such notice shall describe the proposed registration and distribution and offer such Designated Holders the opportunity to register the number of Registrable Securities as each such Designated Holder may request in writing (an "Incidental Registration"). Upon the written request of


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                                                                               5


such Designated Holder made within ten (10) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Designated Holder), the Company shall use its commercially reasonable efforts (within ten (10) days of the notice provided for in the preceding sentence) to cause the managing underwriter or underwriters in the case of a proposed underwritten offering (the "Company Underwriter") to permit each of the Designated Holders who have requested in writing to participate in the Incidental Registration to include its or his Registrable Securities in such offering on the same terms and conditions as the securities of the Company or the account of such other stockholder, as the case may be, included therein. In connection with any Incidental Registration under this Section 4.1 involving an underwritten offering, the Company shall not be required to include any Registrable Securities in such underwritten offering unless the Designated Holders accept the terms of the underwritten offering as agreed upon between the Company, such other stockholders, if any, and the Company Underwriter. If the Company Underwriter determines that the registration of all or part of the Registrable Securities which the Designated Holders have requested to be included would adversely affect the success of such offering, then the Company shall be required to include in such Incidental Registration, to the extent of the amount that the Company Underwriter believes may be sold without causing such adverse effect, first, all of the securities to be offered for the account of the Company; second, the Registrable Securities to be offered for the account of the Designated Holders pursuant to this Article IV as a group, pro rata based on the number of Registrable Securities requested to be included in such registration; and third other securities requested to be included in such offering.

                  4.2 Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under
Section 4.1 prior to the effectiveness of such registration whether or not any Designated Holder has elected to include Registrable Securities in such registration.

                                    ARTICLE V

                              FORM S-3 REGISTRATION

                  5.1 Request for a Form S-3 Registration. At any time after the date hereof, in the event that the Company shall receive from Perseus-Soros (the "S-3 Initiating Holder"), at any time that the Shelf Registration Statement is not effective, a written request that the Company register, under the Securities Act on Form S-3 (or any successor form then in effect) (an "S-3 Registration"), all or a portion of the Registrable Securities owned by such S-3 Initiating Holder, the Company shall give written notice of such request to all of the Designated Holders (other than the S-3 Initiating Holder who has requested an S-3 Registration under this Section 5.1) as far in advance as practicable (but not less than ten (10) Business Days) before the anticipated filing date of such Form S-3, and such notice shall describe the proposed registration and offer such Designated Holders the opportunity to register the number of Registrable Securities as each such Designated Holder may request in writing to the Company, given within ten (10) days after their receipt from the Company of the written notice of such registration. With respect to each S-3 Registration, the Company shall, subject to Section 5.2, (i) include in


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such offering the Registrable Securities of the S-3 Initiating Holder and (ii)
use its reasonable best efforts to (x) cause such registration pursuant to this
Section 5.1 to become and remain effective as soon as practicable, but in any event not later than seventy-five (75) days after it receives a request therefor, and (y) include in such offering the Registrable Securities of the Designated Holders (other than the S-3 Initiating Holder who has requested an S-3 Registration under this Section 5.1) who have requested in writing to participate in such registration on the same terms and conditions as the Registrable Securities of the S-3 Initiating Holder included therein.

                  5.2 Form S-3 Underwriting Procedures. If the S-3 Initiating Holder so elects, the Company shall use its reasonable best efforts to cause the S-3 Registration pursuant to this Article V to be in the form of a firm commitment underwritten offering and the managing underwriter or underwriters selected for such offering shall be selected by the Company and shall be reasonably acceptable to the S-3 Initiating Holder (the "Approved Underwriter").

                  5.3 Limitations on Form S-3 Registrations. If the Board of Directors, in its good faith judgment, determines that any registration of Registrable Securities pursuant to Section 5.1 should not be made or continued because it would interfere with any material financing, acquisition, corporate reorganization or merger or other material transaction involving the Company (a "Valid Business Reason"), the Company may (x) postpone filing a registration statement relating to a S-3 Registration until such Valid Business Reason no longer exists, but in no event for more than ninety (90) days, and (y) in case a registration statement has been filed relating to a S-3 Registration, if the Valid Business Reason has not resulted from actions taken by the Company, the Company may cause such registration statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such registration statement (so long as the Designated Holders shall have the rights set forth in this Article V within ninety (90) days of any such event). The Company shall give written notice of its determination to postpone or withdraw a registration statement (provided that the Company shall not disclose any information that could be deemed material non-public information to any holder of Registrable Securities that are included in a registration statement that is subject to such postponement or withdrawal) and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof. Notwithstanding anything to the contrary contained herein, the Company may not postpone or withdraw a filing due to a Valid Business Reason more than once in any twelve (12) month period. In addition, the Company shall not be required to effect any registration pursuant to Section 5.1, (i) within ninety (90) days after the effective date of any other Registration Statement of the Company if (a) the Registration Statement was not for the account of the Designated Holders but the Designated Holders had the opportunity to include at least two-thirds of the Registrable Securities they requested to include in such registration pursuant to Article IV, or (b) the Registration Statement was filed pursuant to Article V, (ii) if Form S-3 (or any successor form then in effect) is not available for such offering by the S-3 Initiating Holder, (iii) if the S-3 Initiating Holder registering Registrable Securities in such registration, proposes to sell their Registrable Securities at an aggregate price (calculated based upon the Market Price of the Registrable Securities on the date of filing of the Form S-3 with


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respect to such Registrable Securities) to the public of less than $2,000,000 or
(iv) more than two times in any twelve month period.

                  5.4 No Limitation of Shelf Registration Right. No registration requested by any S-3 Initiating Holder pursuant to this Article V shall be deemed to limit the rights of the Designated Holder set forth in Article III.

                                   ARTICLE VI

                             REGISTRATION PROCEDURES

                  6.1 Obligations of the Company. Whenever registration of Registrable Securities is required pursuant to Article III, Article IV or
Article V of this Agreement, the Company shall use its reasonable best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection with any such request, the Company shall, as expeditiously as possible:

                           (a) prepare and file with the Commission a
Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and cause such Registration Statement to become effective; provided, however, that before filing a Registration Statement or prospectus or any amendments or supplements thereto, the Company shall provide counsel selected by the Designated Holders holding a majority of the Registrable Securities being registered in such registration ("Holders' Counsel") and any other Inspector with an adequate and appropriate opportunity to review and comment on such Registration Statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the Commission, subject to such documents being under the Company's control;

                           (b) prepare and file with the Commission such
amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified in such Article, or if not so specified, the lesser of (x) 180 days and (y) such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

                           (c) furnish to each seller of Registrable Securities,
prior to filing a Registration Statement, at least one copy of such Registration Statement as is proposed to be filed, and thereafter such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), and the prospectus included in such Registration Statement (including each preliminary prospectus) and any prospectus filed under Rule 424 under the Securities Act


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                                                                               8


as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                           (d) register or qualify such Registrable Securities
under such other securities or "blue sky" laws of such jurisdictions within the United States as any seller of Registrable Securities may reasonably request, and to continue such registration or qualification in effect in such jurisdiction for as long as permissible pursuant to the laws of such jurisdiction, or for as long as any such seller requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company shall not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 6.1(d), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;

                           (e) notify each seller of Registrable Securities: (i)
when a prospectus, any prospectus supplement, a Registration Statement or a post-effective amendment to a Registration Statement has been filed with the Commission, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose; (v) of the existence of any fact or happening of any event which makes any statement of a material fact in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or which would require the making of any changes in the Registration Statement or prospectus in order that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (vi) determination by counsel of the Company that a post-effective amendment to a Registration Statement is advisable.

                           (f) upon the occurrence of any event contemplated by
Section 6.1(e)(v), as promptly as practicable prepare a supplement or amendment to such Registration Statement or related prospectus and furnish to each seller of Registrable Securities a reasonable number of copies of such supplement to or amendment of such Registration Statement or prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue


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                                                                               9


statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                           (g) enter into and perform customary agreements
(including an underwriting agreement in customary form with the Approved Underwriter or Company Underwriter, if any, selected as provided in Article IV or Article V, as the case may be) and take such other actions as are prudent and reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

                           (h) make available at reasonable times for inspection
by any seller of Registrable Securities, any managing underwriter participating in any disposition of such Registrable Securities pursuant to a Registration Statement, Holders' Counsel and any attorney, accountant or other agent retained by any managing underwriter (each, an "Inspector" and collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and its subsidiaries' officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors (and the Inspectors shall confirm their agreement in writing in advance to the Company if the Company shall so request) unless (x) the disclosure of such Records is necessary, in the Company's judgment, to avoid or correct a misstatement or omission in the Registration Statement, (y) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction after exhaustion of all appeals therefrom or (z) the information in such Records has been made generally available to the public. Each seller of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                           (i) if such sale is pursuant to an underwritten
offering, obtain "comfort" letters dated the effective date of the registration statement and the date of the closing under the underwriting agreement from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "comfort" letters as Holders' Counsel or the managing underwriter reasonably requests;

                           (j) furnish, at the request of any seller of
Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the Registration Statement with respect to such securities becomes effective, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such


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                                                                              10


opinion is being given as the underwriters, if any, and such seller may reasonably request and are customarily included in such opinions;

                           (k) comply in all material respects with all
applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as reasonably practicable but no later than fifteen (15) months after the effective date of the Registration Statement, an earnings statement covering a period of twelve (12) months beginning after the effective date of the Registration Statement, in a manner which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                           (l) cause all such Registrable Securities to be
listed on each securities exchange on which similar securities issued by the Company are then listed, provided that the applicable listing requirements are satisfied;

                           (m) keep Holders' Counsel advised in writing as to
the initiation and progress of any registration under Article III, Article IV or
Article V hereunder (provided that the Company shall provide Holders' Counsel with all correspondence with the Commission in connection with any Registration Statement filed hereunder to the extent that such Registration Statement has not been declared effective on or prior to the date required hereunder);

                           (n) cooperate with each seller of Registrable
Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD; and

                           (o) take all other steps reasonably necessary to
effect the registration of the Registrable Securities contemplated hereby.

                  6.2 Seller Information. In connection with any Registration Statement in which a Designated Holder is participating pursuant to Article III,
Article IV or Article V hereof, each such Designated Holder shall promptly furnish to the Company in writing such information with respect to such Designated Holder as the Company may reasonably request or as may be required by law for use in connection with any such Registration Statement or preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing and all information required to be disclosed in order to make the information previously furnished to the Company by such Designated Holder not materially misleading or necessary to cause such Registration Statement not to omit a material fact with respect to such Designated Holder necessary in order to make the statements therein not misleading. Any Designated Holder who fails to provide such information to the Company shall not be entitled to use the Registration Statement or any preliminary, final or summary prospectus or amendment or supplement relating thereto.

                  6.3 Notice to Discontinue. In the event (a) of the happening of any event of the kind described in Section 6.1(e)(ii) (to the extent the Company is required in


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                                                                              11


the opinion of counsel to take the action requested thereunder and is taking such action), 6.1(e)(iii) (in connection with a stop order), 6.1(e)(iv) (to the extent that in the opinion of counsel sales under the Registration Statement in question are no longer permitted as a result of such suspension), 6.1(e)(v) or 6.1(e)(vi) hereof or (b) that, in the good faith judgment of the Company's board of directors after consultation with Company counsel, it is advisable to suspend the use of a prospectus included in any Registration Statement for a discrete period of time (not to exceed 30 days) due to pending material corporate developments or similar material events that have not yet been publicly disclosed and as to which the Company after consultation with counsel believes public disclosure will be prejudicial to the Company (and that such public disclosure would be required absent such suspension), the Company shall deliver a certificate in writing, signed by an authorized senior executive officer of the Company, to the Designated Holders, to the effect of the foregoing and thereafter the Designated Holders shall discontinue any disposition of Registrable Securities pursuant to the Registration Statement and the prospectus included therein, and the Company, subject to the terms of this Section 6.3, shall thereafter not be required to maintain the effectiveness or update the Registration Statement or the prospectus included therein. The Company will use its reasonable best efforts to ensure that the use of the Registration Statement and the prospectus may be resumed as soon as practicable, in the case of suspension under Section 6.3(a), and, in the case of a pending development or event referred to in Section 6.3(b) hereof, as soon as, in the good faith judgment of the Company, public disclosure of such material corporate development or similar material event would not have a material adverse effect on the Company. Notwithstanding the foregoing, the Company shall not under any circumstances be entitled to: (x) exercise its right under Section 6.3(a) hereof to suspend the use of a Registration Statement and related prospectus more than one (1) time in any six (6) month period, and the periods in which the use of a Registration Statement and related prospectus is suspended shall not exceed 30 days in any six-month period; (y) exercise its right under Section 6.3(b) hereof to suspend the use of a Registration Statement and related prospectus more than one (1) time in any six (6) month period, and the periods in which the use of a Registration Statement and related prospectus is suspended shall not exceed 30 days in any six-month period; and (z) exercise its rights under either Section 6.3(a) or (b) hereof if the use of a Registration Statement and related prospectus has been suspended at any time during the immediately preceding thirty (30) days pursuant to either of said Sections 6.3(a) or (b).

                  6.4 Registration Expenses. The Company shall pay all expenses arising from or incident to its performance of, or compliance with, this Agreement, including, without limitation, (i) Commission, stock exchange and NASD registration and filing fees, (ii) all fees and expenses incurred in complying with securities or "blue sky" laws (including reasonable fees, charges and disbursements of counsel to any underwriter incurred in connection with "blue sky" qualifications of the Registrable Securities as may be set forth in any underwriting agreement), (iii) all printing, messenger and delivery expenses, (iv) the fees, charges and disbursements of counsel to the Company and of its independent public accountants and any other accounting fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any "cold comfort" letters or any special audits incident to or required by any registration or qualification), and (v) the fees, charges and disbursements up to $25,000 of one counsel to the Designated Holders (which shall be designated by a majority in interest of the Designated Holders of Registrable Securities participating in the proposed sale pursuant to the Registration Statement in question). All of the expenses described in the preceding sentence of this Section 6.4 are referred to herein as "Registration Expenses." The Designated Holders of Registrable Securities sold pursuant to a Registration Statement shall bear the expense of any broker's commission or underwriter's discount or commission relating to registration and sale of such Designated Holders' Registrable Securities and, subject to clause (v) above, shall bear the fees and expenses of their own counsel.

                                   ARTICLE VII

                          INDEMNIFICATION; CONTRIBUTION

                  7.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless each Designated Holder, its general or limited partners, members, directors, officers, Affiliates and each Person who controls (within the meaning of Section 15 of the Securities Act) any of the foregoing from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) (each, a "Liability" and collectively, "Liabilities"), (i) arising out of or based upon any untrue, or allegedly untrue, statement of a material fact contained in any Registration Statement or preliminary, final or summary prospectus contained therein (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or (ii) arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading; provided, however, that (x) the Company will not be liable insofar as any such Liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission contained in such Registration Statement or preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing in reliance and in conformity with information furnished in writing to the Company by or on behalf of a Designated Holder expressly for use therein, including, without limitation, the information furnished to the Company pursuant to Section 6.2; and (y) the Company will not be liable with respect to any Liabilities arising out of or based on any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact contained in any Registration Statement or preliminary, final or summary prospectus or amendment or supplement which is corrected in the Registration Statement, prospectus, amendment or supplement, if the person asserting any such Liability purchased Registrable Securities from a Designated Holder but was not sent or given a copy of the corrected Registration Statement, prospectus, amendment or supplement at or prior to the written confirmation of the sale of such Registrable Securities to such person if the corrected Registration Statement, prospectus, amendment or supplement had been delivered to such Designated Holder at least four (4) Business Days prior to the date of such written confirmation of such sale.

                  7.2 Indemnification by Designated Holders. Each Designated Holder agrees to indemnify and hold harmless the Company, its directors, officers, Affiliates, any underwriter retained by the Company and each Person who controls the Company or such underwriter (within the meaning of Section 15 of the Securities Act) to the same extent as the foregoing indemnity from the Company to the Designated Holders, but only if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information with respect to such Designated Holder furnished in writing to the Company by such Designated Holder expressly for use in such Registration Statement or preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing, including, without limitation, the information furnished to the Company pursuant to Section 6.2; provided, however, that the total amount to be indemnified by such Designated Holder pursuant to this Section 7.2 shall be limited to the net proceeds received by such Designated Holder in the offering to which the Registration Statement or prospectus relates.

                  7.3 Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder (the "Indemnified Party") agrees to give prompt written notice to the indemnifying party (the "Indemnifying Party") after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, however, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party of any Liability that it may have to the Indemnified Party hereunder (except to the extent that the Indemnifying Party is materially prejudiced). If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume promptly the defense of such action or (iii) the named parties to any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and the Indemnified Party has been advised by such counsel that either (x) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (y) there may be one or more legal defenses available to the Indemnified Party which are different from or additional to those available to the Indemnifying Party. In any of such cases, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all Indemnified Parties. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the consent of such Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is a party and indemnity has been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability for claims that are the subject matter of such proceeding.

                  7.4 Contribution. If the indemnification provided for in this
Article VII from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any Liabilities referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such Liabilities, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 7.1 and 7.2, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding; provided that the total amount to be contributed by such Designated Holder shall be limited to the net proceeds received by such Designated Holder in the offering.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                                  ARTICLE VIII

                                    COVENANTS

                  8.1 Rule 144. The Company covenants that from and after the date hereof it shall use commercially reasonable efforts to (a) file any reports required to be filed by it under the Exchange Act and (b) take such further action as each Designated Holder of Registrable Securities may reasonably request (including providing any information necessary to comply with Rule 144 under the Securities Act), all to the extent required from time to time to enable such Designated Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, or Regulation S under the Securities Act or (ii) any similar rules or regulations hereafter adopted by the Commission.

                  8.2 Restrictions on Public Sale by the Company. The Company agrees not to effect any public sale or distribution of any of its securities, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to registrations on Form S-4 or S-8 or any successor thereto), during the period beginning 8.4 on the effective date of the first Registration Statement under Article V in which at least two-thirds of the Registrable Securities requested to be included in such Registration Statement were included in such Registration Statement and ending on the earlier and ending on the earlier of (i) the date that all Registrable Securities registered on such Shelf Registration Statement are sold and (ii) thirty (30) days after the effective date of such Shelf Registration Statement (except as part of such registration).

                                   ARTICLE IX

                                  MISCELLANEOUS

                  9.1 Recapitalizations, Exchanges, etc. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the shares of Common Stock and the Common Stock Equivalents, to any and all shares of capital stock of the Company, Common Stock Equivalents or other securities of the Company that may be issued in respect of, in exchange for, or in substitution of the shares of Common Stock or Common Stock Equivalents, and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, reclassifications, recapitalizations and the like occurring after the date of this Agreement. If, and as often as, there are any changes in the shares of Common Stock or the Common Stock Equivalents, by way of any stock dividends, splits, reverse splits, combinations, or reclassifications, or through merger, consolidation, reorganization or recapitalization or by any other means occurring after the date of this Agreement, appropriate adjustment shall be made to the provisions of this Agreement, as may be required, so that the rights, privileges, duties and obligations hereunder shall continue with respect to the shares of Common Stock and Common Stock Equivalents as so changed.

                  9.2 No Inconsistent Agreements. The Company represents and warrants that it has not granted to any Person the right to request or require the Company to register any securities issued by the Company, other than the rights granted to the Designated Holders herein.

                  9.3 Remedies. The Designated Holders, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

                  9.4 Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in the manner provided for under the Securities Purchase Agreement.

                  9.5 Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto as hereinafter provided. The rights of the Designated Holder contained in Articles III, IV and V hereof shall be, (i) with respect to any Registrable Security that is transferred to an Affiliate of a Designated Holder, automatically transferred to such Affiliate and (ii) with respect to any Registrable Security that is transferred in all cases to a non-Affiliate, transferred only when the transferee is acquiring at least 500,000 shares of Common Stock from the Designated Holder or otherwise with the consent of the Company which consent shall not be unreasonably withheld. All of the obligations of the Company hereunder shall survive any such transfer. Except as provided in Article VII, no Person other than the parties hereto and their successors and permitted assigns are intended to be a beneficiary of this Agreement.

                  9.6 Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless consented to in writing by (i) the Company and (ii) Perseus-Soros.

                  9.7 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. The parties hereto confirm that any facsimile copy of another party's executed counterpart of this Agreement (or its signature page thereof) will be deemed to be an executed original thereof.

                  9.8 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  9.9 Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

                  9.10 Rules of Construction. Unless the context otherwise requires, references to sections or subsections refer to sections or subsections of this Agreement.

                  9.11 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto with respect to the subject matter contained herein. There are no restrictions, promises, representations, warranties or undertakings with respect to the subject matter contained herein, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter.

                  9.12 Further Assurances. Each of the parties shall, and shall cause their respective Affiliates to, execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

                  9.13 Other Agreements. Nothing contained in this Agreement shall be deemed to be a waiver of, or release from, any obligations any party hereto may have under, or any restrictions on the transfer of Registrable Securities or other securities of the Company imposed by, any other agreement including, but not limited to, the Charter Documents and the Securities Purchase Agreement.

                  9.14 Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Effectiveness Period, except for liabilities or obligations under Section 6.4 or Article VII, all of which shall remain in effect in accordance with their terms.

                  9.15 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.


                                       ALLOS THERAPEUTICS, INC.



                                       By: /s/ Michael E. Hart
                                          --------------------------------------
                                          Name: Michael E. Hart
                                          Title: President and CEO


                                       PERSEUS-SOROS BIOPHARMACEUTICAL FUND, LP

                                       By:  Perseus-Soros Partners, LLC, General
                                            Partner

                                       By:  SFM Participation, L.P., Member

                                       By:  SFM AH, Inc., General Partner

                                       By: /s/ Richard D. Holahan
                                          --------------------------------------
                                          Name: Richard D. Holahan, Jr.
                                          Title: Secretary